EXHIBIT 24.1
                                                                    ------------


                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lisa R. Lundsten and Diane S. Wold as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Residential Funding Mortgage Securities I, Inc.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Residential Funding Mortgage Securities I, Inc. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



       SIGNATURE                              TITLE                                 DATE
/s/ Bruce J. Paradis      Director,  President  and  Chief  Executive  Officer  July 19, 2005
--------------------      (Principal Executive Officer)
Bruce J. Paradis

/s/ Kenneth M. Duncan     Executive Vice President and Acting                   July 19, 2005
---------------------     Chief Financial Officer
Kenneth M. Duncan         (Principal Financial Officer)

/s/ David C. Walker       Director                                              July 19, 2005
-------------------
David C. Walker

/s/ Ralph T. Flees        Controller                                            July 19, 2005
------------------        (Principal Accounting Financial Officer)
Ralph T. Flees